SUPPLEMENT
                             DATED DECEMBER 20, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2004

                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                               WPG Core Bond Fund
                            WPG Large Cap Growth Fund
                                 WPG Tudor Fund
                          WPG Quantitative Equity Fund


 THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED
     IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH
                                THE PROSPECTUS.

WPG CORE BOND FUND
WPG LARGE CAP GROWTH FUND
WPG TUDOR FUND

      On December 16, 2004, the Boards of Trustees of each of WPG Large Cap Growth Fund, WPG Tudor Fund and Weiss, Peck & Greer Funds Trust on behalf of WPG Core Bond Fund (each, an "Existing Fund") approved an Agreement and Plan of Reorganization pursuant to which each Existing Fund will be reorganized into a newly created series (each, a "New Fund") of The RBB Fund, Inc., a Maryland corporation (the "Company"). The reorganization is expected to be free of any tax consequences.

      Robeco USA, L.L.C., through its division Weiss, Peck & Greer Investments, will serve as investment adviser to the New Funds on substantially the same terms as it so serves for the Existing Funds. The investment objectives, policies and strategies of the New Funds will be the same as the Existing Funds.

      The reorganization is scheduled to take place on or about April 22, 2005, but is subject to the approval by the shareholders of the Existing Funds and certain other conditions. The Existing Funds and the New Funds will send a combined prospectus/proxy statement to the shareholders of the Existing Funds describing in greater detail the proposed reorganization and the New Funds prior to the shareholder meeting to vote on approving the reorganization. Please read the combined prospectus/proxy statement carefully when it is available because it contains important information. No action is currently being requested of shareholders of the Existing Funds.

      Please contact Robeco USA, L.L.C. or your financial adviser for more information.

                                    * * * * *


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.